EXHIBIT 99.2
                                                                    ------------

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of all of the outstanding common shares of SWK, Inc. ("SWK") (a New Jersey Corporation) in exchange for 2,750,000 shares of Class A Common Stock, par value of $.00001 per share of Trey Resources, Inc. ("TREY"), a Delaware corporation, valued at $550,000 excluding estimated transaction costs. The acquisition has been structured as a merger of SWK and SWK Technologies, Inc., ("SWKT"), a Delaware corporation and a wholly owned subsidiary of TREY), with SWKT being the surviving entity. The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of TREY included in its Form 10-KSB filings, as well as in conjunction with SWK's audited financial statements filed herein.

The following pro forma condensed combined financial statements are presented to illustrate the effects of the merger on the historical financial position and operating results of TREY and SWK. The unaudited pro forma condensed combined balance sheet as of March 31, 2004 gives effect to the merger as if it had occurred on that date, and combines the respective balance sheets at that date. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003 and for the three months ended March 31, 2004 give effect to the merger as if it occurred at the beginning of the periods presented and combines the respective statements of operations for TREY and SWK for the respective periods.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated on the indicated dates, nor is it necessarily indicative of future operating results. The pro forma adjustments are based on information available at the time of this filing. Changes in the ultimate purchase price based on future operating performance are not reflected in these pro forma financial statements.

                              TREY RESOURCES, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                   (UNAUDITED)

                                                                      AS OF MARCH 31, 2004
                                                                      --------------------
                                                                                    Pro Forma           Pro-Forma
                                                 Trey Resources     SWK, Inc.      Adjustments          Combined
                                                  ------------    ------------    ------------        ------------
Assets
       Cash                                       $     25,740    $     17,127    $    637,000  d     $    679,867
       Accounts receivable, net                             --          79,184              --              79,184
       Other receivables                                41,985          17,864              --              59,849
       Prepaid & other                                      --          10,771              --              10,771
                                                  ------------    ------------    ------------        ------------
   Total current assets                                 67,725         124,946         637,000             829,671
   Property and equipment, net                              --          81,652              --              81,652
   Goodwill                                                 --              --         964,843  abcd       964,843
   Intangibles                                              --              --              --                  --
   Other non-current assets                              4,500          11,718              --              16,218
                                                  ------------    ------------    ------------        ------------
Total Assets                                      $     72,225    $    218,316    $  1,601,843        $  1,892,385
                                                  ============    ============    ============        ============

Liabilities and Stockholders Deficiency
       Line of credit payable                     $         --    $    106,933    $         --        $    106,933
       Accounts payable and accrued liabilities        126,720         294,464          27,570  c          448,744
       Due to related parties                        1,191,623              --              --           1,191,623
       5% Convertible debentures                       140,000              --              --             140,000
       Notes payable                                   200,000         139,504         700,000  d        1,039,504
       Deferred revenue                                     --          36,128              --              36,128
                                                  ------------    ------------    ------------        ------------
   Total current liabilities                         1,658,333         577,029         727,570           2,962,932
   Long-term liabilities                                    --          28,561              --              28,561
                                                  ------------    ------------    ------------        ------------
   Total liabilities                                 1,658,333         605,590         727,570           2,991,493
   Shareholders deficiency
       Common stock                                         30             100             (72) ab              58
       Paid in capital                                  61,070          31,504         518,468  ab         611,042
       Retained deficit                             (1,647,208)       (418,877)        355,877  ab      (1,710,208)
                                                  ------------    ------------    ------------        ------------
   Total shareholders' deficiency                   (1,586,108)       (387,274)        874,273          (1,099,108)
                                                  ------------    ------------    ------------        ------------
Total Liabilities and Shareholders' deficiency    $     72,225    $    218,316    $  1,601,843        $  1,892,385
                                                  ============    ============    ============        ============

                              TREY RESOURCES, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                            FOR THE THREE MONTHS ENDED MARCH 31, 2004
                                                            -----------------------------------------
                                                                                    Pro Forma           Pro-Forma
                                                 Trey Resources     SWK, Inc.      Adjustments          Combined
                                                  ------------    ------------    ------------        ------------
Revenues                                          $         --    $    397,555    $         --        $    397,555

Cost of Goods Sold                                       2,250         281,859              --             284,109
                                                  ------------    ------------    ------------        ------------


Gross Profit                                            (2,250)        115,697              --             113,447

Selling, General and Administrative Expenses
   Selling expense                                          --          63,552              --              63,552
   General and administrative expense                  850,406         112,161              --             962,567
   Depreciation & amortization                              --           6,280              --               6,280
                                                  ------------    ------------    ------------        ------------
       Total Selling, General and
       Administrative Expense                          850,406         181,994              --           1,032,400
                                                  ------------    ------------    ------------        ------------

Loss from Operations                                  (852,656)        (66,297)             --            (918,953)

Other Income\(Expense)                                (102,869)         (8,447)        (63,000) d         (174,316)
                                                  ------------    ------------    ------------        ------------

Loss before Income Taxes                              (955,525)        (74,744)        (63,000)         (1,093,269)

Provision for income taxes                                  --              --              --                  --
                                                  ------------    ------------    ------------        ------------

Net loss                                          $   (955,525)   $    (74,744)   $    (63,000)       $ (1,093,269)
                                                  ============    ============    ============        ============

Net loss per share - basic                        $      (0.32)                   $      (0.02)       $      (0.19)
                                                  ============                    ============        ============

Shares used in computing loss per share - basic      3,003,232                       2,750,000           5,753,232
                                                  ============                    ============        ============

                              TREY RESOURCES, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                ------------------------------------
                                                                                    Pro Forma           Pro-Forma
                                                 Trey Resources     SWK, Inc.      Adjustments          Combined
                                                  ------------    ------------    ------------        ------------
Revenues                                          $      1,350    $  2,197,461                        $  2,198,811

Cost of Goods Sold                                      18,435       1,289,260                           1,037,695
                                                  ------------    ------------                        ------------

Gross Profit                                           (17,085)        908,201                             891,116

Selling, General and Administrative Expenses
   Selling expense                                         305         417,679                             417,984
   General and administrative expense                  359,080         537,328                             896,408
   Depreciation & amortization                             455          23,652                              24,107
                                                  ------------    ------------                        ------------
       Total Selling, General and
       Administrative Expense                          359,840         978,659                           1,338,499
                                                  ------------    ------------                        ------------


Loss from Operations                                  (376,925)        (70,458)                           (447,383)

Other Income\(Expense)                                 (20,860)        (21,061)        (63,000) d         (104,741)
                                                  ------------    ------------    ------------        ------------

Loss before Income Taxes                              (397,605)        (91,519)        (63,000)           (552,124)

Provision for income taxes                                  --          (1,857)             --              (1,857)
                                                  ------------    ------------    ------------        ------------

Net loss                                          $   (397,605)   $     89,662    $    (63,000)       $   (550,267)
                                                  ============    ============    ============        ============

Net loss per share                                $      (0.13)                   $      (0.02)       $      (0.10)
                                                  ============                    ============        ============

Shares used in computing loss per share              3,000,000                       2,750,000           5,750,000
                                                  ============                    ============        ============

                              TREY RESOURCES, INC.
           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The Company has recorded total consideration of $577,570, including $27,570 in transaction costs for the SWK, Inc. acquisition. This consideration has been allocated to the tangible and identifiable intangible assets acquired and liabilities assumed according to their respective fair values, with the excess purchase consideration being allocated to goodwill at the closing of the transaction. The acquisition was completed on June 2, 2004. The following table shows the components of total consideration:

         Common stock                                                 550,000
         Acquisition costs                                             27,570
                                                                   ----------
           Total consideration                                     $  577,570
                                                                   ==========

In accordance with SFAS 141, BUSINESS COMBINATIONS, the total purchase consideration of $577,570, including transaction costs of approximately $27,570, has been allocated to the assets acquired and liabilities assumed, including identifiable intangible assets, based on their respective fair values at the date of acquisition. Such allocation resulted in goodwill of approximately $1.0 million. Goodwill is not expected to be deductible for income tax purposes.

A preliminary purchase price allocation, which is subject to change based upon Trey's final analysis, is as follows:

         Cash                                                      $   17,127
         Accounts receivable                                           79,184
         Other current assets                                          28,635
         Fixed assets                                                  81,652
         Other assets                                                  11,718
                                                                   ----------
            Total assets acquired                                     218,316
         Less: liabilities assumed                                   (605,589)
                                                                   ----------
         Liabilities assumed in excess of fair
           value of assets acquired                                  (387,273)
         Goodwill                                                     964,843
                                                                   ----------
         Total consideration                                       $  577,570
                                                                   ==========


NOTE 2 - SUMMARY OF PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the pro forma condensed consolidated financial statements for the three months ended March 31, 2004 and December 31, 2003 are as follow:

  a) To record elimination of SWK's shareholders' deficit
  b) Issuance of 2,750,000 shares of common stock in conjunction with the merger
  c) Accrual of direct expenses of the transaction.
  d) Promissory note issued and costs incurred on advance on Trey's Equity line of Credit to fund acquisition.

NOTE 3 - PRO FORMA DILUTIVE EARNINGS PER SHARE

As a result of the net loss reported for the periods presented on a pro forma consolidated basis, common share equivalents were not considered in the diluted earnings per share calculation because their effect would have been anti-dilutive.